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Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER OF
TUESDAY MORNING CORPORATION PURSUANT TO 18 U.S.C. §1350

I, Stephanie Bowman, the Chief Financial Officer of Tuesday Morning Corporation, hereby certify that:

1.
The annual report on Form 10-K of Tuesday Morning Corporation for the period ended June 30, 2008 fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the above-mentioned report fairly presents, in all material respects, the financial condition and results of operations of Tuesday Morning Corporation.

Date: August 29, 2008	By:	/s/ STEPHANIE BOWMAN
Stephanie Bowman Chief Financial Officer

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  Exhibit 32.2